                                                                    Exhibit 99.1
                             LETTER OF TRANSMITTAL

                                SUPERVALU INC.

                               Offer to Exchange
                      Registered [____]% Notes due [____]
                          For Any and All Outstanding
                     Unregistered [____]% Notes due [____]
                             CUSIP No. [________]
        Pursuant to the Prospectus dated ________________________, 1999

   -------------------------------------------------------------------------
      THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON
       ___________________, 1999, UNLESS EXTENDED (THE "EXPIRATION DATE").
           TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME,
                            ON THE EXPIRATION DATE.
   -------------------------------------------------------------------------

      The Exchange Agent for the Exchange Offer is Bankers Trust Company


   By Overnight Mail, Courier or                 By Hand:                               By Mail:
          Telegram:
     BT Services Tennessee, Inc.             Bankers Trust Company             BT Services Tennessee, Inc.
Corporate Trust & Agency Services         Corporate Trust & Agency Services       Reorganization Unit
       Reorganization Unit                 Attn:  Reorganization Department        P.O. Box 292737
     648 Grassmere Park Road                 Receipt & Delivery Window         Nashville, TN 37229-2737
       Nashville, TN 37211                 123 Washington Street, 1st floor
                                                New York, NY 10006

                                            By Facsimile Transmission:
                                                   (615) 835-3701

                                                Confirm by Telephone:
                                                   (615) 835-3572

                                                For Information Call:
                                                   (800) 735-7777

                                            ____________________________

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.


     PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

     The undersigned acknowledges that he or she has received and reviewed the Prospectus, dated _________________, 1999 (the "Prospectus"), of SUPERVALU INC., a Delaware corporation (the "Company"), and this Letter of Transmittal (the "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange its [____]% Notes due [____] which have been registered under the Securities Act of 1933, as amended (the "New Notes"), for a like principal amount of the Company's issued and outstanding unregistered [____]% Notes due [____] (the "Original Notes").

     For each Original Note accepted for exchange, the Holder of such Original Note will receive a New Note having a principal amount equal to that of the surrendered Original Note. The New Notes will bear interest from the most recent date to which interest has been paid on the Original Notes or, if no interest has been paid on the Original Notes, from [________], 1999. Accordingly, registered Holders of New Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accrued from the most recent date to which interest has been paid or, if no interest has been paid, from [________], 1999. However, if that record date occurs prior to completion of the Exchange Offer, then the interest payable on the first interest payment date following the completion of the Exchange Offer will be paid to the registered Holders of the Original Notes on that record date. Original Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer and will be cancelled. Holders of Original Notes whose Original Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Original Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

     This Letter is to be completed by a Holder of Original Notes either if (1) certificates are to be forwarded herewith or (2) tenders are to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus. Holders of Original Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Original Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Original Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     Tenders by book-entry transfer also may be made by delivering an Agent's Message in lieu of this Letter. The term "Agent's Message" means a message transmitted by the Book-Entry Transfer Facility and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter and the Company may enforce this Letter against such participant.

     As used in this Letter, the term "Holder" with respect to the Exchange Offer means any person in whose name Original Notes are registered on the books of the Company or, with respect to interests in global notes held by DTC, any DTC participant listed in an official DTC proxy. The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes, the undersigned represents that the Original Notes to be exchanged for the New Notes were acquired as a result of market-making activities or other trading activities, and the undersigned acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act of 1933, as amended, in connection with any resale of such New Notes; however, by so acknowledging and by delivering such a prospectus the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act of 1933, as amended.

     List below the Original Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Original Notes should be listed on a separate signed schedule affixed hereto.

-----------------------------------------------------------------------------------------------------------------
                                          DESCRIPTION OF ORIGINAL NOTES
-----------------------------------------------------------------------------------------------------------------
                                                                         Aggregate
  Name(s) and Address(es) of Registered Holder(s)    Certificate       Principal Amount        Principal Amount
            (Please fill in, if blank)               Number(s)*        of Original Notes         Tendered**
 ----------------------------------------------------------------------------------------------------------------

 ________________________________________________________________________________________________________________

 ________________________________________________________________________________________________________________

________________________________________________________________________________________________________________

________________________________________________________________________________________________________________
                                                     Total:
----------------------------------------------------------------------------------------------------------------
*    Do not complete if Original Notes are being tendered by book-entry transfer.
---------------------------------------------------------------------------------------------------------------
**   A Holder will be deemed to have tendered ALL Original Notes unless a lesser amount is specified in this column.  See Instruction 2.  Original Notes tendered hereby must be in denominations of $100,000 and integral multiples of $1,000 in excess thereof.  See Instruction 1.
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
[_]  CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT
     MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution________________________________________________________________________________
  Account Number ______________________ Transaction Code Number________________________________________________

---------------------------------------------------------------------------------------------------------------
[_]  CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY
     PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:
 Name(s) of Registered Holder(s) ______________________________________________________________________________
 Window Ticket Number (if any)  _______________________________________________________________________________
 Date of Execution of Notice of Guaranteed Delivery ___________________________________________________________
 Name of Institution Which Guaranteed Delivery ________________________________________________________________
 If Delivered by Book-Entry Transfer, Complete the Following:
 Account Number ______________________ Transaction Code Number ________________________________________________

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
[_]  CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND
     10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.
Name: _________________________________________________________________________________________________________
Address:_______________________________________________________________________________________________________

---------------------------------------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS


Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Original Notes indicated on page 3. Subject to, and effective upon, the acceptance for exchange of the Original Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Original Notes as are being tendered hereby.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned's true and lawful agent and attorney-in-fact with respect to such tendered Original Notes, with full power of substitution, among other things, to cause the Original Notes to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Original Notes, and to acquire the New Notes issuable upon the exchange of such tendered Original Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that: (1) any New Notes acquired in exchange for Original Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, (2) neither the Holder of such Original Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Notes and (3) neither the Holder of such Original Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of the Company.

     The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the New Notes issued pursuant to the Exchange Offer in exchange for the Original Notes may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities
Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Holders are not broker-dealers, such New Notes are acquired in the ordinary course of such Holders' business and such Holders have no arrangement or understanding with any person to participate in the distribution of such New Notes. However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If any Holder is an affiliate of the Company, or has any arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Exchange offer, such Holder (i) could not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Original Notes, it represents that the Original Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus meeting the requirements of the Securities Act, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned will, upon request, execute and deliver any additional documents reasonably deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Original Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal Rights" section of the Prospectus.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the New Notes (and, if applicable, substitute certificates representing Original Notes for any Original Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Original Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Notes (and, if applicable, substitute certificates representing Original Notes for any Original Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Original Notes."

     The undersigned, by completing the box entitled "Description of Original Notes" on page 3 and signing this letter, will be deemed to have tendered the Original Notes as set forth in such box on page 3.

-------------------------------------------------------------------------------
           SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 3 and 4)

  To be completed ONLY if Original Notes not exchanged and/or New Notes are to be issued in the name of someone other than the person or persons whose signature(s) appear(s) on this Letter on page 7, or if Original Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue: [_]  New Notes        [_]  Original Notes

Name(s)  _____________________________________________________________________
                            (Please Type or Print)

         _____________________________________________________________________

Address  _____________________________________________________________________

Taxpayer Identification or Social Security No.________________________________

[_] Credit unexchanged Original Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

         ____________________________________________________________
         (Book-Entry Transfer Facility Account Number, if applicable)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
           SPECIAL DELIVERY INSTRUCTIONS (See Instructions 3 and 4)

  To be completed ONLY if Original Notes not exchanged and/or New Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter or to such person or persons at an address other than shown in the box entitled "Description of Original Notes" on this Letter.

Mail:  [_] New Notes         [_]  Original Notes

Name(s)  ______________________________________________________________________
                             (Please Type or Print)

         ______________________________________________________________________

Address  ______________________________________________________________________

         ______________________________________________________________________

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                    ALL TENDERING HOLDERS PLEASE SIGN HERE
                  (Complete Substitute Form W-9 on next page)

x _______________________________________       _____________, 1999

x _______________________________________       _____________, 1999
          Signature(s) of owner                      Date

Area Code and Telephone Number _________________________________________________

     This Letter must be signed by the registered holder(s) or DTC participant(s) exactly as the name(s) appear(s) on the Original Notes or on a security position listing or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 3.

Name(s):  ____________________________________________________________________
                            (Please Type or Print)

Capacity (full title):  ______________________________________________________

Address:  ____________________________________________________________________

______________________________________________________________________________

Taxpayer Identification or Social Security No.:_______________________________


______________________________________________________________________________

                              SIGNATURE GUARANTEE
                        (If required by Instruction 3)

Signature(s) Guaranteed
by an Eligible Institution: _______________________________________________
                                        (Authorized Signature)

Name and Title: ___________________________________________________________

Name of Firm: _____________________________________________________________

Dated:  _______________________, 1999

-------------------------------------------------------------------------------

IMPORTANT: This Letter (or a facsimile hereof), together with the certificates for Original Notes or a Book-Entry Confirmation and all other required documents or The Notice of Guaranteed Delivery, must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

                   TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (See Instruction 5)

-------------------------------------------------------------------------------
                     PAYOR'S NAME:  Bankers Trust Company
                     ------------------------------------

SUBSTITUTE                              Payor's Request for
                                        Taxpayer Identification
Form W-9                                Number ("TIN") and
                                        Certification
Department of the Treasury
Internal Revenue Service

--------------------------------------------------------------------------------
Part 1
PLEASE PROVIDE YOUR TIN
IN THE BOX AT RIGHT AND CERTIFY         TIN:  _______________________________
BY SIGNING AND DATING BELOW.                     Social Security Number or
                                             Employer Identification Number

--------------------------------------------------------------------------------
Part 2
TIN Applied For [_]

--------------------------------------------------------------------------------
CERTIFICATION:  UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:

(1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);

(2) I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) any other information provided on this form is true and correct.

SIGNATURE _____________________________ DATE _________________________________

--------------------------------------------------------------------------------
You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
--------------------------------------------------------------------------------

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                       IN PART 2 OF SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------
            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of the exchange, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

_____________________________           __________________________________
             Signature                            Date
--------------------------------------------------------------------------------

                              Substitute Form W-8
                         Certificate of Foreign Status


------------------------------------------------------------------------------


______________________________________________________________________________
Name of Owner (If joint account, also give joint owner's name.)

________________________________________________________________________________

Permanent address (If you are an individual, provide the address of your permanent residence. If you are a partnership or corporation, provide the address of your principal office. If you are an estate or trust, provide the permanent address or principal office of any fiduciary.)

________________________________________________________________________________
City, province or state, postal code, and country

________________________________________________________________________________
Current mailing address, if different from permanent address (Include apt. or suite no., or P.O. box if mail is not delivered to street address.)

________________________________________________________________________________
City, town or post office, state, and ZIP code (If foreign address, enter city, province or state, postal code, and country.)

------------------------------------------------------------------------------

Certification. -- Under penalties of perjury, I certify that I am an exempt foreign person, for Backup Withholding purposes, under the U.S. Federal income tax laws, because:

1. I am a nonresident alien individual or a foreign corporation, partnership, estate or trust,

2. If an individual, I have not been, and do not plan to be, present in the United States for a total of 183 days or more during the calendar year, and

3. I am neither engaged, nor plan to be engaged during the year, in a U.S. trade or business that has effectively connected gains from transactions with a broker or barter exchange.

________________________________________________________________________________
Signature                           Date

--------------------------------------------------------------------------------

                                 INSTRUCTIONS

        Forming Part of the Terms and Conditions of the Exchange Offer


1.  Delivery of this Letter and Notes; Guaranteed Delivery Procedures.

     This Letter is to be completed by Holders of Original Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus. Certificates for all physically tendered Original Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof), with any required signature guarantees, and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below. Original Notes tendered hereby must be in denominations of principal amount of $100,000 and integral multiples of $1,000 in excess thereof.

     Holders who tender their Original Notes by delivering an Agent's Message do not need to submit this Letter.

     Holders whose certificates for Original Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Original Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution,
(ii) prior to 5:00 P.M., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the Holder of Original Notes and the amount of Original Notes tendered stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the Expiration Date, the certificates for all physically tendered Original Notes, in proper form for transfer, or a Book-Entry confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Original Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, are received by the Exchange Agent within three NYSE trading days after the Expiration Date.

     The method of delivery of this Letter, the Original Notes and all other required documents is at the election and risk of the tendering Holders, and the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If delivery is by mail, registered mail, properly insured, with return receipt requested, or overnight delivery service is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

     See "The Exchange Offer" section of the Prospectus.

2. Partial Tenders (not applicable to Holders who tender by book-entry transfer).

     If less than all of the Original Notes evidenced by a submitted certificate are to be tendered, the tendering Holder(s) should fill in the aggregate principal amount of Original Notes to be tendered in the box above entitled "Description of Original Notes--Principal Amount Tendered." A reissued certificate representing the balance of non-tendered Original Notes will be sent to such tendering Holder, unless otherwise provided in the appropriate box on this Letter promptly after the Expiration Date. All of the Original Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3. Signatures on this Letter; Bond Powers and Endorsements; Guarantee of Signatures.

     If this Letter is signed by the registered Holder of the Original Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever. If this Letter is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the owner of the Original Notes.

     If any tendered Original Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

     If any tendered Original Notes are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of Original Notes.

     When this Letter is signed by the registered Holder(s) of the Original Notes specified herein and tendered hereby, no endorsements of the tendered Original Notes or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Original Notes are to be reissued, to a person other than the registered Holder, then endorsements of any Original Notes transmitted hereby or separate bond powers are required. Signatures on the Original Notes or bond power must be guaranteed by an Eligible Institution.

     If this Letter is signed by a person other than the registered Holder(s) of any Original Notes specified herein, such Original Notes must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered Holder or Holders appear(s) on the Original Notes (or security position listing) and signatures on the Original Notes or bond power must be guaranteed by an Eligible Institution.

     If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, must submit proper evidence satisfactory to the Company of their authority to so act.

     Endorsements on Original Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as an "eligible guarantor institution," including (as such terms are defined therein) (i) a bank, (ii) broker, dealer, municipal securities broker or dealer or government securities broker or dealer,
(iii) a credit union, (iv) a national securities exchange, registered securities association or clearing agency, or (v) a savings association that is a participant in a Securities Transfer Association (an "Eligible Institution").

     Signatures on this Letter need not be guaranteed by an Eligible Institution if the Original Notes are tendered: (i) by a registered Holder of Original Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of such Original Notes) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter, or (ii) for the account of an Eligible Institution.

4.  Special Issuance and Delivery Instructions.

     Tendering Holders of Original Notes should indicate in the applicable box on page 6 the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Original Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Original Notes by book-entry transfer may request that Original Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such note Holder may designate hereon.
If no such instructions are given, such Original Notes not exchanged will be returned to the name and address of the person signing this Letter.

5.  Taxpayer Identification Number.

     Federal income tax law generally requires that a tendering Holder whose Original Notes are accepted for exchange must provide the Company (as payor) with such Holder's correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 on page 8, which in the case of a tendering Holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption from backup withholding, such tendering Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, the Exchange Agent may be required to withhold 31% of the amount of any reportable payments made after the exchange to such tendering Holder of New Notes. If withholding results in an overpayment of taxes, a refund may be obtained.

     Exempt Holders of Original Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt holders, other than foreign individuals, should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9 and sign, date and return the form to the Exchange Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions. If the tendering holder of Original Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Exchange Agent a completed Form W-8 Certificate of Foreign Status, a form of which is included on page 9.

     To prevent backup withholding, each tendering Holder of Original Notes must provide its correct TIN by completing the Substitute Form W-9 on page 8, certifying, under penalties of perjury, that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (i) the Holder is exempt from backup withholding, or (ii) the Holder has not been notified by the Internal Revenue Service that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the Holder that such Holder is no longer subject to backup withholding. If the Original Notes are in more than one name or are not in the name of the actual owner, such Holder should consult the W-9 Guidelines for information on which TIN to report. If such Holder does not have a TIN, such Holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN Note. Checking this box and writing "applied for" on the form means that such Holder has already applied for a TIN or that such Holder intends to apply for one in the near future. If the box in Part 2 of the Substitute Form W-9 is checked, the Exchange Agent will retain 31% of reportable payments made to a Holder during the 60-day period following the date of the Substitute Form W-9. If the Holder furnishes the Exchange Agent with his or her TIN within 60 days of the Substitute Form W-9, the Exchange Agent will remit such amounts retained during such 60-day period to such Holder and no further amounts will be retained or withheld from payments made to the Holder thereafter. If, however, such Holder does not provide its TIN to the Exchange Agent within such 60-day period, the Exchange Agent will remit such previously withheld amounts to the Internal Revenue Service as backup withholding and will withhold 31% of all reportable payments to the Holder thereafter until such Holder furnishes its TIN to the Exchange Agent.

6.  Transfer Taxes.

     The Company will pay all transfer taxes, if any, applicable to the transfer of Original Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Original Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Original Notes tendered hereby, or if tendered Original Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Original Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Original Notes specified in this Letter.

7.  No Conditional Tenders.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Original Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Original Notes for exchange.

     Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Original Notes nor shall any of them incur any liability for failure to give any such notice.

8.  Mutilated, Lost, Stolen or Destroyed Original Notes.

     Any Holder whose Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions. This Letter and related documents cannot be processed until the procedures for replacing mutilated, lost, stolen or destroyed certificates have been followed.

9.  Withdrawal Rights

     Tenders of Original Notes may be withdrawn at any time prior to 5:00 P.M., New York City time, on the Expiration Date. For a withdrawal of a tender of Original Notes to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address on page 1 prior to 5:00 P.M., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having tendered the Original Notes to be withdrawn (the "Depositor"), (ii) identify the Original Notes to be withdrawn (including certificate number or numbers and the principal amount of such Original Notes),
(iii) contain a statement that such Holder is withdrawing his election to have such Original Notes exchanged, (iv) be signed by the Holder in the same manner as the original signature on the Letter by which such Original Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the Trustee with respect to the Original Notes register the transfer of such Original Notes in the name of the person withdrawing the tender and (v) specify the name in which such Original Notes are registered, if different from that of the Depositor. If Original Notes have been tendered pursuant to the procedure for book-entry transfer set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Original Notes and otherwise comply with the procedures of such facility.

     All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Original Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Original Notes so withdrawn are validly retendered. Any Original Notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the Holder thereof without cost to such Holder (or, in the case of Original Notes tendered by book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus, such Original Notes will be credited to an account maintained with the Book-Entry Transfer Facility for the Original Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Original Notes may be retendered by following the procedures described above at any time on or prior to 5:00 P.M., New York City time, on the Expiration Date.

10. Requests for Assistance or Additional Copies.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter, the Notice of Guaranteed Delivery and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated on page 1.